Intangible assets	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Intangible assets

31 Intangible assets

Net book value	Goodwill	VOBA	Future servicing rights	Software	Other	Total
At January 1, 2017	294	1,399	64	50	12	1,820

At December 31, 2017	293	1,153	99	51	36	1,633
At December 31, 2018	384	1,123	91	64	64	1,727
Cost
At January 1, 2018	462	6,565	359	294	128	7,808
Additions	-	-	-	45	2	47
Acquisitions through business combinations	85	-	-	7	33	126
Capitalized subsequent expenditure	-	-	-	5	-	5
Disposals	-	-	-	(19)	-	(19)
Net exchange differences	6	293	2	(6)	2	298
At December 31, 2018	554	6,858	361	327	166	8,265
Accumulated amortization, depreciation and impairment losses
At January 1, 2018	169	5,412	260	243	92	6,176
Amortization through income statement	-	135	8	16	6	165
Shadow accounting adjustments	-	(56)	-	-	-	(56)
Disposals	-	-	-	(6)	-	(6)
Impairment losses	-	-	-	15	-	15
Net exchange differences	-	244	2	(5)	3	243
At December 31, 2018	169	5,735	270	263	101	6,538

Cost
At January 1, 2017	503	7,576	327	362	109	8,876
Additions	-	6	-	29	2	37
Acquisitions through business combinations	56	-	47	9	29	140
Capitalized subsequent expenditure	-	-	-	3	-	3
Disposals	(55)	(175)	-	(98)	-	(328)
Net exchange differences	(42)	(841)	(15)	(9)	(11)	(919)
Transfers to disposal groups	-	-	-	(2)	-	(2)
At December 31, 2017	462	6,565	359	294	128	7,808
Accumulated amortization, depreciation and impairment losses
At January 1, 2017	209	6,177	263	311	97	7,056
Amortization through income statement	-	63	7	28	6	104
Shadow accounting adjustments	-	26	-	-	-	26
Disposals	(28)	(165)	-	(95)	-	(288)
Impairment losses	-	-	-	8	-	8
Net exchange differences	(11)	(689)	(9)	(8)	(11)	(728)
Transfers to disposal groups	-	-	-	(2)	-	(2)
At December 31, 2017	169	5,412	260	243	92	6,176

Amortization and depreciation through income statement is included in Commissions and expenses. None of the intangible assets have titles that are restricted or have been pledged as security for liabilities.

With the exception of goodwill, all intangible assets have a finite useful life and are amortized accordingly. VOBA and future servicing rights are amortized over the term of the related insurance contracts, which can vary significantly depending on the maturity of the acquired portfolio. VOBA currently recognized is amortized over an average period of 24 years, with an average remaining amortization period of 7 years (2017: 7 years). Future servicing rights are amortized over an average period up to 30 years, of which 13 years remain at December 31, 2018 (2017: 14 years). Software is generally depreciated over an average period of 5 years. At December 31, 2018, the remaining average amortization period was 4 years (2017: 4 years).

Goodwill and Other increased by EUR 85 million and EUR 33 million respectively following the acquisition of Robidus in September 2018. For details of the acquisition, refer to note 51 Business combinations.

Goodwill

The goodwill balance has been allocated across the cash-generating units which are expected to benefit from the synergies inherent in the goodwill. Goodwill is tested for impairment both annually and when there are specific indicators of a potential impairment. The recoverable amount is the higher of the value in use and fair value less costs of disposal for a cash-generating unit. The operating assumptions used in all the calculations are best estimate assumptions and based on historical data where available.

The economic assumptions used in all the calculations are based on observable market data and projections of future trends. All the cash-generating units tested showed that the recoverable amounts were higher than their carrying values, including goodwill. A reasonably possible change in any key assumption is not expected to cause the carrying value of the cash-generating units to exceed its recoverable amount.

A geographical summary of the cash-generating units to which the goodwill is allocated is as follows:

Goodwill	2018	2017
Americas	182	174
Central & Eastern Europe	30	34
Asset Management	33	31
United Kingdom	54	54
The Netherlands	85	-
At December 31	384	293

Goodwill in Aegon Americas is allocated to groups of cash-generating units including variable annuities, fixed annuities and the retirement plans cash-generating unit. Value in use calculations of Aegon Americas have been actuarially determined based on business plans covering a period of typically three years and pre-tax risk adjusted discount rates. Based on the value in use tests, goodwill in the Americas for the group of annuities cash-generating units (2018: EUR 127 million: 2017: EUR 121 million) and the retirement plans cash-generating unit (2018: EUR 55 million: 2017: EUR 52 million) remain unchanged from prior year except for the impact of currency translation adjustments. The value in use tests assume business plans covering a period of three years further extrapolated to ten years, where the new business levels for years 4-10 assumed a 0% growth rate (2017: 0%). The pre-tax adjusted discount rate was 17% for annuities and 18% for retirement plans.

To determine the recoverable amounts of the cash generating units of Aegon Central & Eastern Europe (CEE), value in use was calculated, and compared to the carrying amounts. Value in use has been determined based on a business plan covering a period of typically 3 years, that, in certain instances was further extrapolated to 20 years where the new business levels for years 4-20 assumed a growth rate based on the business plan of the third year, prudentially decreased by 20% (2017: 20%). Other key assumptions used for the calculation were pre-tax risk adjusted discount rate of ranging between 9.1%-14.0% (2017: 8.3%-14.6%), new business contribution, renewals, asset fees, investment return, persistency and expenses. Operating assumptions are best estimate assumptions and based on historical data where available. Economic assumptions are based on observable market data and projections of future trends.

For Aegon UK, goodwill that was provisionally allocated to the cash-generating unit – Cofunds Ltd., is now allocated to Aegon UK, whose value in use exceeded its carrying value. Assessment of value in use at this level is considered to reflect the expected benefit flowing to Aegon UK from the synergies arising from the acquisition of Cofunds. The value in use of Scottish Equitable plc (SE plc) is the most material part of the Aegon UK value in use calculation, and it is determined using SE plc’s Solvency II own funds value with adjustments for contract boundaries, risk margin and SE plc’s share of the defined benefit pension scheme liability. An allowance has also been made for the present value of the next 3 years profits, from expected new business. This is considered a key assumption which if it does not arise would reduce the value in use, however a headroom would still remain.

For Aegon Netherlands, goodwill was allocated to Robidus – a cash generating unit whose value in use exceeds its carrying value. The value in use calculations were based on business plans covering a period of five years, pre-tax discount rate of 8.2%, post-tax discount rate of 8.1%, and terminal growth rate at 2%. The goodwill arises mainly from new customers, future software platform developments, synergies, and assembled workforce.

VOBA

The movement in VOBA over 2018 can be summarized and compared to 2017 as follows:

	2018	2017
At January 1	1,153	1,399
Additions	-	6
Disposals	-	(11)
Amortization/depreciation through income statement	(135)	(63)
Shadow accounting adjustments	56	(26)
Net exchange differences	49	(153)
At December 31	1,123	1,153